UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2012

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 5, 2012, the Board of Directors of Bay Banks of Virginia, Inc. (the “Company”) increased the size of the Board to seven members and appointed Elizabeth H. Crowther, Ph.D. as a new member of the Board to fill the vacancy created by the Board’s expansion. Dr. Crowther’s appointment is effective as of September 5, 2012, and she will serve until the 2013 annual meeting of stockholders of the Company, at which time she will be nominated for election to the Board. Dr. Crowther has been named to serve on the Compensation and Capital Committees of the Board of the Company.

Dr. Crowther has served as President of Rappahannock Community College for the past nine years. The institution is a two year, comprehensive community college serving the higher education needs of individuals and providing business training in a 13-county region in Virginia. Prior thereto, Dr. Crowther served as Vice President of Blue Ridge Community College. She received bachelors and masters degrees from Virginia Polytechnic Institute and State University (Virginia Tech) and a Doctor of Education in Higher Education Administration degree from the College of William & Mary. Dr. Crowther is a native of Reedville, Virginia, where she currently resides.

There are no arrangements or understandings between Dr. Crowther and any other persons pursuant to which Dr. Crowther was appointed as a director. In addition, there are no current or proposed transactions involving the Company in which Dr. Crowther or any member of her immediate family has, or will have, a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K governing related party transactions.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved an amendment to the Company’s Bylaws, effective September 5, 2012. Article III, Section 3 of the Bylaws has been amended to state that the Board of Directors shall consist of seven members. Previously, the Bylaws provided for the Board to consist of six members.

A copy of the Bylaws of the Company, as amended effective September 5, 2012, is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

3.2	Bylaws of Bay Banks of Virginia, Inc., as amended September 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By: /s/ Randal R. Greene
Randal R. Greene
President and Chief Executive Officer

September 7, 2012

Exhibit Index

Exhibit No.	Description of Exhibit

3.2	Bylaws of Bay Banks of Virginia, Inc., as amended September 5, 2012.